Exide Technologies

AMENDMENT NO. 1 TO PLAN SUPPORT AGREEMENT

THIS AMENDMENT No. 1 (this “Amendment No. 1”), dated as of February 6, 2015, to the Second Amended and Restated Plan Support Agreement dated as of January 7, 2015 (the “Plan Support Agreement”) is by and among (i) Exide Technologies, a Delaware corporation (“Exide” or the “Debtor” and together with its non-debtor subsidiaries and affiliates, the “Company”) and (ii) the signatories hereto who are holders of Senior Secured Note Claims (as defined in the Plan Support Agreement). All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan Support Agreement.

RECITALS

WHEREAS, certain holders of Senior Secured Note Claims (the “Backstop Parties”) executed the Backstop Commitment Agreement Among Exide Technologies and the Backstop Parties Party Thereto dated January 7, 2015; and

WHEREAS, the Plan Support Agreement contemplates the restructuring of the Company through a chapter 11 plan of reorganization with terms substantially as those set forth in the term sheet attached thereto; and

WHEREAS, since the execution of the Backstop Commitment Agreement, Backstop Parties collectively holding approximately $190.6 million of the Senior Secured Note Claims and approximately $182.5 million of the DIP Claims and who are Requisite Backstop Parties under the Backstop Commitment Agreement engaged in good faith negotiations with the Debtor and the Official Committee of Unsecured Creditors of Exide Technologies (the “Creditors Committee”) regarding the restructuring of the Company; and

WHEREAS, on or about January 27, 2015, the Required Consenting Creditors, the Debtor and certain members of the Creditors Committee agreed to the terms of a settlement (the “UCC Settlement”) of all chapter 11 matters (including, but not limited to, the resolution of the Creditors Committee’s complaint challenging the validity of the prepetition liens securing the Senior Secured Notes, the valuation of the Debtor, the Debtor’s entry into the backstop commitment agreement and Plan Support Agreement, and adequate protection issues);

WHEREAS, (i) the Debtor filed the Plan of Reorganization of Exide Technologies dated as of November 17, 2014 [D.I. 2632] (the “Initial Plan”) consistent with the Plan Support Agreement, (ii) the Debtor filed the First Amended Plan of Reorganization of Exide Technologies dated as of January 30, 2105 [D.I. 3060] (the “First Amended Plan”), and (iii) the Debtor filed the Second Amended Plan of Reorganization of Exide Technologies dated as of February 4, 2015 [D.I. 3096] (the “Second Amended Plan”) reflecting comments from parties in interest; and

WHEREAS, on February 4, 2015, the Bankruptcy Court entered (i) the Order Authorizing and Approving the Debtor’s: (I) Entry Into a Plan Support Agreement and (II)(A) Entry Into a Backstop Commitment Agreement, (B) Payment of Related Fees and Expenses, and (C) Incurrence of Certain Indemnification Obligations [D.I. 3087]; (ii) the Order Under Bankruptcy Code Sections 105 and 363 and Bankruptcy Rule 9019 Authorizing and Approving the Debtor’s Entry into Settlement Agreement with the Official Committee of Unsecured Creditors and Consenting Creditors of the Unofficial Noteholders’ Committee [D.I. 3093] (the “Settlement Order”) authorizing the Debtor’s entry into the UCC Settlement; and (iii) the Order (A) Approving the Adequacy of the Debtor’s Disclosure Statement with Respect to the Plan of Reorganization of Exide Technologies; (B) Approving Solicitation and Notice Procedures with Respect to Confirmation of the Debtor’s Proposed Plan of Reorganization; (C) Approving the Form of Various Ballots and Notices in Connection Therewith; and (D) Scheduling Certain Dates with Respect Thereto [D.I. 3092] (the “Disclosure Statement Order”) approving among other things the adequacy the Debtor’s disclosure statement with respect to the Second Amended Plan; and

WHEREAS, Section 9 of the Plan Support Agreement permits certain amendments to the Plan Support Agreement, in writing, if signed by the Required Consenting Creditors and the Debtor and with respect to certain individual termination rights, only if signed by each Consenting Creditor and the Debtor; and

WHEREAS, pursuant to Section 9 of the Plan Support Agreement, the Consenting Creditors signatory hereto and the Debtor wish to amend the Plan Support Agreement so as to consent to and incorporate the terms of the Second Amended Plan as if such Second Amended Plan were the Plan contemplated therein.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Required Consenting Creditors and the Debtor hereby agree as follows:

1. Amendments to the Plan Support Agreement.

1.1 The fourth “WHEREAS” clause of the Recitals of the Plan Support Agreement is hereby replaced in its entirety with the following:

WHEREAS, (i) the Debtor filed the Plan of Reorganization of Exide Technologies dated as of November 17, 2014 [D.I. 2632] (the “Initial Plan”) consistent with the Plan Support Agreement, (ii) the Debtor filed the First Amended Plan of Reorganization of Exide Technologies dated as of January 30, 2105 [D.I. 3060] (the “First Amended Plan”), and (iii) the Debtor filed the Second Amended Plan of Reorganization of Exide Technologies dated as of February 4, 2015 [D.I. 3096] (the “Second Amended Plan”) reflecting comments from parties in interest; and

WHEREAS, on February 4, 2015, the Bankruptcy Court entered (i) the Order Authorizing and Approving the Debtor’s: (I) Entry Into a Plan Support Agreement and (II)(A) Entry Into a Backstop Commitment Agreement, (B) Payment of Related Fees and Expenses, and (C) Incurrence of Certain Indemnification Obligations [D.I. 3087]; (ii) the Order Under Bankruptcy Code Sections 105 and 363 and Bankruptcy Rule 9019 Authorizing and Approving the Debtor’s Entry into Settlement Agreement with the Official Committee of Unsecured Creditors and Consenting Creditors of the Unofficial Noteholders’ Committee [D.I. 3093] (the “Settlement Order”) authorizing the Debtor’s entry into that certain settlement agreement dated on or about January 27, 2015 among the Debtor, the Required Consenting Creditors and certain members of the Official Committee of Unsecured Creditors of Exide Technologies (the “UCC Settlement”); and (iii) the Order (A) Approving the Adequacy of the Debtor’s Disclosure Statement with Respect to the Plan of Reorganization of Exide Technologies; (B) Approving Solicitation and Notice Procedures with Respect to Confirmation of the Debtor’s Proposed Plan of Reorganization; (C) Approving the Form of Various Ballots and Notices in Connection Therewith; and (D) Scheduling Certain Dates with Respect Thereto [D.I. 3092] approving among other things the adequacy the Debtor’s disclosure statement with respect to the Second Amended Plan; and

WHEREAS, the Unofficial Noteholder Committee and the Company have engaged in further discussions to effect a restructuring of the Company through the Second Amended Plan (the “Plan”) and in accordance with the terms set forth in Exhibit A hereto (the “Plan Term Sheet”) with respect to the New First Lien High Yield Notes (as defined in the Plan Term Sheet) and the New Second Lien Convertible Notes (as defined in the Plan Term Sheet), all of which shall be substantially on the terms and conditions described in this Agreement (such transactions under the Plan and the Plan Term Sheet, collectively, the “Restructuring Transactions”); and

1.2 Section 3(a) of the Plan Support Agreement is hereby amended by deleting the reference to “Plan Term Sheet.”

1.3 The sentence immediately following Section 3(g) of the Plan Support Agreement is hereby amended by inserting “, the Plan” immediately after the reference to “this Agreement.”

1.4 The second sentence of Section 4.01(c)(iii) of the Plan Support Agreement is hereby amended by deleting the reference to “Plan Term Sheet” and inserting in lieu thereof a reference to the “Plan.”

1.5 The last sentence of Section 4.01 of the Plan Support Agreement (defining the term “Debtor Claims”) is hereby amended by deleting the reference to “Existing European Facilities (as defined in the Plan Term Sheet)” and inserting in lieu thereof the following: “$23.1 million of foreign credit facilities and other debt at the Debtors’ European subsidiaries.”

1.6 Section 8.01(b) of the Plan Support Agreement is hereby amended by deleting the reference to “Plan Term Sheet” and inserting in lieu thereof a reference to the “Plan.”

1.7 The Plan Support Agreement is hereby modified so that the Second Amended Plan, in substantially the form as attached hereto as Exhibit 1, constitutes the Plan for purposes of the Plan Support Agreement.

1.8 Exhibit A to the Plan Support Agreement shall be replaced in its entirety with the revised version of Exhibit A attached hereto as Exhibit 2.

2. Agreement. The Required Consenting Creditors agree that the Disclosure Statement Order, upon becoming a Final Order, is in form and substance reasonably satisfactory to Required Consenting Creditors.

3. References to the Plan Support Agreement. All references to the “Plan Support Agreement” shall mean and refer to the Plan Support Agreement, as modified by this Amendment No. 1.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when so executed, shall constitute the same instrument and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

5. Effectiveness. In accordance with Section 9 of the Plan Support Agreement, this Amendment No. 1 shall be effective and binding upon the Parties as of the date on which: (i) the Debtor shall have executed and delivered a counterpart signature page of this Amendment No. 1 to counsel to the Unofficial Noteholder Committee and (ii) the Required Consenting Creditors shall have executed and delivered counterpart signature pages of this Amendment No. 1 to counsel to the Debtor.

6. Headings. The headings of the sections, paragraphs and subsections of this Amendment are inserted for convenience only and shall not affect the interpretation hereof.

7. Applicable Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles thereof.

IN WITNESS WHEREOF, this Amendment No. 1 has been executed on the date set forth above.

EXIDE TECHNOLOGIES

By:

Name:
Title:

CONSENTING CREDITORS

MacKay Shields LLC, as investment advisor on behalf of certain funds and accounts it manages

By:

Name:
Title:

Alliance Bernstein High Income Fund, AB Global High Income Fund, ACM Global High Yield- Offshore and certain other affiliates

By:

Name:
Title:

Contrarian Funds, LLC

By:

Name:
Title:

The Northwestern Mutual Series Fund, Inc. for its high yield bond portfolio

By:

Name:
Title:

The Northwestern Mutual Series Fund, Inc. for its balanced portfolio

By:

Name:
Title:

The Northwestern Mutual Series Fund, Inc. for its asset allocation portfolio

By:

Name:
Title:

The Northwestern Mutual Life Insurance Company

By:

Name:
Title:

The Northwestern Mutual Life Insurance Company for its group annuity separate account

By:

Name:
Title:

Nomura Corporate Research and Asset Management Inc. as investment manager on behalf of fund and accounts it manages

By:

Name:

Title:Neuberger Berman Fixed Income LLC

By:

Name:

Title:D.E. Shaw Galvanic Portfolios, LLC

By:

Name:

Title:BDCM Opportunity Fund III, L.P.

By:

Name:

Title:Stonehill Capital Management LLC

By:

Name:
Title:

Exhibit 1

Second Amended PlanExhibit 2
Exhibit A to Plan Support Agreement

This term sheet (the “Term Sheet”) describes certain of the principal terms of the securities to be issued in connection with a proposed restructuring (the “Restructuring”) for Exide Technologies (the “Debtor” and as reorganized post-emergence, “Reorganized Exide,” and together with its non-debtor subsidiaries, the “Company”) to be implemented pursuant to the Second Amended Plan of Reorganization of Exide Technologies dated as of February 4, 2015 (the “Plan”) filed in the Debtor’s chapter 11 case (the “Chapter 11 Case”) pending in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The remaining terms of the Restructuring are set forth in the Plan. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Plan.

New First Lien High Yield
Notes
Reorganized Exide shall issue $272.1 million of
first lien notes (the “New First Lien High Yield
Notes”) comprising $259.1 million issued pursuant
to the DIP / First Lien Exchange (defined below),
$8.0 million in fees issued to the Backstop Parties
and $5.0 million issued as the DIP/Second Lien
Conversion Funding Fee (as defined below).

Participation: $246.8 million of DIP Term Loan Claims (defined below) shall be exchanged for $259.1 million of New First Lien High Yield Notes, inclusive of original issue discount of 5% for every $100 of term loan claims under the DIP Credit Agreement (“DIP Term Loan Claims”) exchanged into New First Lien High Yield Notes (the “DIP / First Lien Exchange”).

Interest Rate: 11.0% payable semi-annually and comprising 4.0% cash interest and 7.0% paid-in-kind interest.

Collateral: (i) a first lien on all real and personal property (excluding the accounts, inventory and receivables securing the Exit ABL Revolver Facility (the “Exit ABL Revolver Collateral”)), pledges of stock of subsidiaries (including the maximum allowable voting stock of Exide Technologies C.V.) and intercompany loans (collectively, the “First Lien High Yield Notes Collateral”) and (ii) a second lien on the Exit ABL Revolver Collateral.

Maturity: 5 years.

Prepayments: callable at 105 in year 1, 102 in year 2, 101 in year 3, and at par thereafter.

Other Terms: rated by at least one agency; such other terms as reasonably agreed to by the Required Consenting Creditors.

New Second Lien Convertible
Notes
Reorganized Exide shall issue between
$276.0 million and $291.0 million of second lien
convertible notes (the “New Second Lien
Convertible Notes”) depending on the amount in
which the Rights Offering is subscribed.

If the Rights Offering is fully subscribed for in the amount of $175 million, Reorganized Exide shall issue $291.0 million in New Second Lien Convertible Notes consisting of: $175.0 million of capital raised pursuant to the Rights Offering (the “New Money Investment”), $100.0 million in exchange of DIP Term Loan Claims pursuant to the DIP/Second Lien Conversion Option (defined below), and $16.0 million in fees to the Backstop Parties. The New Money Investment will include oversubscription rights.

If the Rights Offering is subscribed for in the amount of $160 million, Reorganized Exide shall issue $276.0 million in New Second Lien Convertible Notes consisting of: $160.0 million in New Money Investment, $100.0 million in exchange of DIP Term Loan Claims pursuant to the DIP/Second Lien Conversion Option (defined below), and $16.0 million in fees to the Backstop Parties.

The Backstop Parties and the Company shall continue to evaluate the feasibility of Exide Global Holding Netherlands C.V. issuing the New Second Lien Convertible Notes or a convertible equity instrument (the “C.V. Equity Security”) containing economic terms that are substantially consistent with those of the New Second Lien Convertible Notes, and otherwise as set forth in this Term Sheet, to be agreed upon by the Required Consenting Creditors. Upon the agreement of the Company, each of the Backstop Parties, and each of the Consenting Creditors, the New Second Lien Convertible Notes or the C.V. Equity Securities, as the case may be, may be issued by Exide Global Holding Netherlands C.V.

Participation: Backstop Parties and participants in the Rights Offering will receive New Second Lien Convertible Notes under the New Money Investment. Holders of DIP Term Loan Claims that consent to the DIP / First Lien Exchange shall, on the Plan Effective Date, have the option to exchange up to an aggregate of $100 million of DIP Term Loan Claims (the “DIP/Second Lien Conversion Option”) into New Second Lien Convertible Notes.

Interest Rate: 7.0% paid-in-kind semi-annually.

Collateral: (i) second lien on the First Lien High Yield Notes Collateral and (ii) third lien on the Exit ABL Revolver Collateral.

Maturity: 2025, with two five-year extension options.

Conversion: (i) convertible at any time (without regard to size (i.e., each individual holder is eligible to convert)) into 80.0% of the New Exide Common Stock, which conversion percentage shall increase by interest paid-in-kind and which shall be, on a fully converted basis, subject to dilution from any MIP, and (ii) shall be subject to mandatory conversion at EBITDA thresholds to be determined.

Other Terms: such other terms as reasonably agreed to by the Required Consenting Creditors, including possible adjustment to address AHYDO issue.